FIRST AMENDMENT TO NOTE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT (THE “FIRST AMENDMENT”) DATED MARCH 14, 2011 TO THE NOTE AND SECURITY AGREEMENT (THE “AGREEMENT”) DATED AS OF MARCH 31, 2010 AMONG NON-INVASIVE MONITORING SYSTEMS, INC. (THE “BORROWER”) AND FROST GAMMA INVESTMENTS TRUST (“FROST GAMMA”) AND HSU GAMMA INVESTMNETS, L.P. (“HSU GAMMA” AND, TOGETHER WITH FROST GAMMA, “LENDER”).

RECITALS

WHEREAS, Borrower and Lender (collectively, the “Parties”) are parties to the Agreement which became effective on March 31, 2010; and

WHEREAS, the Borrowers and Lender desire to amend the Agreement to extend the Maturity Date from March 31, 2011 until July 31, 2011.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in the Agreement and this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

AMENDMENT

1.	Section 3 of the Agreement is hereby amended and restated in its entirety as follows:

Payments of Obligations, including Principal and Interest. The principal amount of the Loan evidenced hereby, together with any accrued and unpaid interest, and any and all the Obligations, including unpaid costs, fees and expenses accrued, such as Lender’s Expenses, shall be due and payable in full on July 31, 2011 (the “Maturity Date”).

3. Governing Law. This First Amendment shall be governed by the laws of the State of Florida without regard to its conflict of laws rules or principles.

4. Amendments. Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.

5. Entire Agreement. This First Amendment and the Agreement and any schedules or exhibits attached to the Agreement constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings between the Parties relating thereto.

6. Interpretation. Any capitalized terms used in this First Amendment but not otherwise defined shall have the meaning provided in the Agreement.

7. Counterparts. This First Amendment may be executed manually, electronically in Adobe® PDF file format, or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same amendment and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party.

IN WITNESS WHEREOF, Borrower has duly executed this First Amendment to the Note and Security Note as of the day and year first above written.

NON-INVASIVE MONITORING SYSTEMS, INC.
By: /s James J. Martin

Name: James J. Martin Title: Chief Financial Officer
Agreed and Accepted:
FROST GAMMA INVESTMENTS TRUST
By: Phillip Frost

Name: Phillip Frost, M.D. Title: Trustee
HSU GAMMA INVESTMENTS, L.P.
By: Jane H. Hsiao

Name: Jane H. Hsiao, Ph.D. Title: General Partner